                                                                     Exhibit 4.7

COMMON STOCK
NUMBER

USN
COMMUNICATIONS

COMMON STOCK
SHARES

THIS CERTIFICATE IS TRANSFERABLE IN CHICAGO, IL OR IN NEW YORK, NY

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS AND A STATEMENT AS TO THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS OF SHARES

CUSIP 90336N 20 4

This Certifies that



is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.01 PER SHARE, OF
                           USN COMMUNICATIONS, INC.

transferable only on the books of the Corporation by the registered holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     In Witness Whereof, the Corporation has caused this certificate to be signed in facsimile by its authorized officers and its facsimile seal to be hereunto affixed.

Dated:


/s/ Thomas A. Monson

SECRETARY


USN COMMUNICATIONS, INC. CORPORATE SEAL DELAWARE

/s/ J. Thomas Elliott

CHAIRMAN OF THE BOARD


COUNTERSIGNED AND REGISTERED: HARRIS TRUST AND SAVINGS BANK
(Chicago, Illinois)


TRANSFER AGENT
AND REGISTRAR


AUTHORIZED SIGNATURE
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                           USN COMMUNICATIONS, INC.

     A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Certificate of Incorporation of the Corporation, as amended and by any certificate of designations, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon written request and without charge from the Secretary of the Corporation at its corporate headquarters.
--------------------------------------------------------------------------------
  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-  as tenants in common     UNIF GIFT MIN ACT- ______Custodian________
                                                      (Cust)          (Minor)
TEN ENT-  as tenants by the
          entireties

 JT TEN-  as joint tenants with          under Uniform Gifts to Minors Act
          right of survivorship
          and not as tenants in common
                                         -------------------------------------
                                                           (State)

    Additional abbreviations may also be used though not in the above list.

  For Value received,_________________________________ hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

________________________________________________________________________________
            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares

of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint______________________________________________

____________________________________________________________________ Attorney to

transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

  Dated, ________________________X_____________________________________________

                                 X_____________________________________________
                                 NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                 MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                                 UPON THE FACE OF THE CERTIFICATE, IN EVERY
                                 PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.


SIGNATURE GUARANTEED: ____________________________________________________
                      THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                      ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS
                      WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.



  KEEP THIS CERTIFICATE IN A SAFE PLACE, IF IT IS LOST, STOLEN, OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.